UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

NATIONAL INTELLIGENCE ASSOCIATION, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-163628	27-0310225
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1800 Ravinia Place Orland Park, IL 60462 (Address of principal executive offices) (312) 775 9700 (Registrant’s Telephone Number)

 (Former name or former address, if changed since last report)

Copy of all Communications to:

Carrillo, Huettel and Zouvas, LLP

3033 Fifth Avenue, Suite 400

San Diego, CA 92103

phone: 619.546.6100

fax: 619.546.6060

Securities to be registered pursuant to Section 12(b) of the Act:  None

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.       .

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.       .

Securities Act registration statement file number to which this form relates: 333-163628

Securities to be registered pursuant to Section 12(g) of the Act:

Title of each class

to be so registered

___________________________________________________

Common Shares, par value $0.001 per share

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant’s Securities to be Registered

National Intelligence Association, Inc. (the “Registrant”) hereby incorporates by reference the description of its common stock to be registered hereunder in the section captioned “Description of Securities” in the Registrant’s Registration Statement on Form S-1/A (File No 333-163628), as amended and filed with the U.S. Securities and Exchange Commission (the “Commission”) on May 3, 2010 (the “Registration Statement”).

Item 2.  Exhibits

The following exhibits are incorporated herein by reference:

Exhibit	Description	Reference

3.1	Articles of Incorporation	Incorporated herein by reference to Exhibit 3.1 to our Form S-1 filed on December 10, 2009

3.2	ByLaws	Incorporated herein by reference to Exhibit 3.2 to our Form S-1 filed on December 10, 2009

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

NATIONAL INTELLIGENCE ASSOCIATION, INC.

Date:  April 5, 2011

By: /s/ James Miller

Name: James Miller

Title: President and Chief Executive Officer

Title:   CEO

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